SCOUT
WORLDWIDE
FUND


A no-load mutual fund
that seeks a favorable
total return by investing
in established companies
either in the U.S. or
whose principal business
is carried on outside
the country.


Annual Report
June 30, 1997


TO THE SHAREHOLDERS

For the fiscal year ended June 30, 1997, Scout WorldWide Fund earned a total return (price change and reinvested distributions) of 26.40%, in comparison with the unmanaged Standard & Poor's 500 index which earned 34.70% and the Morgan Stanley Capital International (MSCI) EAFE (Europe, Asia and Far East) index which earned 13.14% for the same period.

The strong dollar hurt the Fund's performance for most of this year. That strength had a mixed impact, however, as it helped some of the foreign companies compete against U.S. firms. Those foreign stocks have risen more than their countries' currencies have declined. The latest quarter has seen the Japanese yen come back somewhat, and that has boosted stock prices there as well.

An important part of the investment process is choosing attractive countries or areas. A number of factors go into this decision, such as determining where an economy or market is in the boom/bust cycle and analyzing the related long-term trends. The Fund has avoided the emerging markets and most of the developing markets because of these concerns, especially after the collapse of the Mexican peso in 1994.

After substantial study, we have concluded several South American countries - Argentina, Brazil and Chile - are suitable areas for investment. The biggest change has been the control of inflation in Argentina and Brazil, and the strides by those governments toward privatizing important sectors of their economies. Chile underwent such a conversion several years ago and has shown how successfully an economy can be when run this way. Nearly 5% of the Fund now is invested in these countries.

The hot topic in international finance has been the elections earlier this year in Great Britain and France. The outcomes appear to mark a significant shift to the left, but both new governments are trying to present a pro-business approach.

In Great Britain, new Prime Minister Tony Blair ran as the head of the "new" Labour Party, just as President Bill Clinton ran as a "new" Democrat. This "new" quality in both cases means they propose to improve on the success of the Thatcher/Major and the Reagan/Bush eras, rather than replace a conservative agenda with a liberal one. So far, the London stock market likes the results. We would note that the British economy and stock market are most like the U.S., in the sense their economy is doing well and observers wonder when interest rates will be raised to slow it down.

France is a more difficult case. The economy is dragging and unemployment is high as a result of tight monetary and fiscal policies that have been used to try to meet the criteria for the new single European currency. To get support for these policies, the French government called an early election and was surprised when the electorate said it was unwilling to pay the price.

We will continue to closely monitor the economies and markets in these two countries as their new governments begin to establish and implement policies.

Many of the companies we invest in are not household names in the U.S., so we have included a brief description of stocks which are new to the Fund:

*Amcor Ltd. is an Australian packaging company with operations around the world.

*Aracruz Celulose SA is a Brazilian company that makes pulp from eucalyptus trees, which then is converted into paper products. Aracruz is listed on the New York Stock Exchange.

*Sociedad Quimica Minera De Chile is a Chilean company that mines and converts nitrate deposits into specialty fertilizers used primarily by flower and vegetable growers. The firm also is the world's largest iodine producer. The stock is listed on the NYSE under SocQuimica.

*Telecomunicacoes Brasileiras is a holding company for most of Brazil's telecommunications companies. Brazil is privatizing this company, and the private company is expected to grow rapidly as it catches up with demand. The stock is listed on the NYSE under TelcmBrslrs and is referred to as Telebras.

*YPF Sociedad Anonima is an Argentine integrated petroleum company. It is listed on the NYSE under YPF and its ticker symbol is the same. "Sociedad Anonima" in its name on our report is the Spanish equivalent of "Incorporated" and is sometimes abbreviated "SA."

For the six months ended June 30, shareholders received an ordinary income dividend of $.12 per share; there were no capital gains distributed for this period.

Investing in the equity and fixed income markets of countries other than the United States involves certain risks including but not limited to economic and/or political instability, currency fluctuations, and differences in accounting standards.

For corporate shareholders, 46.74% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate your interest and participation in Scout WorldWide Fund, and we welcome your questions and comments.

Sincerely,

/S/James L. Moffett
James L. Moffett
UMB Investment Advisors

GRAPH - Country Diversification For Equity Securities


Top 10 Equity Holdings
                                              Market       Percent
                                               Value       of Total
Luxottica Group                           $  1,166,375      2.55%
Elan Corp. Ltd.                              1,040,750      2.28%
Ericsson L M Telephone Co.                   1,023,750      2.24%
Nokia Corp.                                  1,003,000      2.19%
Bass Public Ltd. Co.                           985,000      2.16%
Nove-Nordisk A S                               976,775      2.14%
Rhone Poulenc S A                              974,025      2.13%
Polygram N V                                   968,625      2.12%
Sony Corp. A D R                               968,000      2.12%
Reuters Holdings PLC                           957,600      2.09%
Top 10 Equity Holdings Total:             $ 10,063,900     22.02%

NOTE: All market values based on 6/30/97 statement of assets.

GRAPH - PIE CHART
Equity                          85%
Cash & Equivalents              15%

GRAPH - PIE CHART - Sector Diversification
Transportation & Services        2%
Capital Goods                    6%
Financial                        3%
Utilities                        9%
Basic Materials                  9%
Energy                          13%
Technology                      13%
Consumer Cyclical               17%
Multi-Business                   3%
Consumer Staples                25%

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation or any other applicable deposit insurance. These shares involve investment risks, including the possible loss of the principal amount invested.

GRAPH  - Scout WorldWide Fund versus Morgan Stanley Capital International
(MSCI) EAFE Index

Scout WorldWide Fund's average annual compounded total returns for one year, three years, and the life of the Fund (inception September 14, 1993) as of June 30, 1997, were 26.40%, 17.58%, and 15.41%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

FINANCIAL STATEMENTS

Statement of Net Assets
June 30, 1997

                                                                             Market
Shares       Company                                     Cost                Value
COMMON STOCKS (ADR's) - 85.45%
ARGENTINA - 1.29%
	20,000  YPF Sociedad Anonima                $    600,600        $    615,000
AUSTRIA  -  1.26%
	 4,700   OMV A.G.**                              477,495             602,171
AUSTRALIA - 4.45%
	20,000  Amcor Limited                            525,000             525,000
	26,580  Broken Hill Proprietary Co. Ltd.         649,030             790,755
	19,380  Coles Myer Ltd.                          489,837             809,115
						       1,663,867           2,124,870
BELGIUM  -  0.31%
	   250  Solvay NPV**                             108,502             147,427
BRAZIL   -  2.31%
	24,000  Aracruz Celulose SA                      490,200             489,000
	 4,040  Telecomunicacoes Brasileiras             588,365             613,070
						       1,078,565           1,102,070
CANADA   -  5.39%
	20,000  BCE Inc.**                               325,274             560,000
	28,500  Canadian Pacific Ltd.**                  438,316             810,469
	15,000  Imperial Oil Ltd.                        683,400             770,625
	 7,200  Magna International Cl. A**              316,297             433,350
						       1,763,287           2,574,444
CHILE    -  1.11%
	 8,000  Sociedad Quimica Minera De Chile         490,560             529,000
DENMARK  -  2.04%
	17,800  Novo-Nordisk A.S.                        669,975             976,775
FINLAND  -  2.10%
	13,600  Nokia, CP ADS, Pfd.                      478,787           1,003,000
FRANCE   -  8.34%
	29,458  Alcatel Alsthom                          541,511             743,815
	 1,090  Carrefour Supermarche, SA**              520,551             792,398
	23,400  Rhone-Poulenc SA                         570,514             974,025
	 6,100  Schlumberger Ltd.                        338,215             762,500
	14,035  Total SA                                 384,910             710,522
						       2,355,701           3,983,260
GERMANY  -  8.91%
	10,000  Daimler Benz A. G.                       559,250             815,000
	24,700  Dresdner Bank A.G.                       628,212             854,736
	 8,500  Henkel KGAA, Pfd.**                      346,232             479,014
	 8,000  Hoechst A.G.                             377,325             339,500
	 4,140  SAP A.G.**                               625,487             831,072
	15,800  Siemens A.G.                             714,925             938,913
						       3,251,431           4,258,235
IRELAND  -  2.18%
	23,000  Elan Corp. PLC                           471,193           1,040,750
ITALY    -  5.90%
	24,000  Benetton Group S.p.A.                    594,404             777,000
	17,200  Luxottica Group S.p.A.                   841,664           1,166,375
	15,000  STET Societa Finanziaria                 451,250             875,625
						       1,887,318           2,819,000
JAPAN    -  8.73%
	 5,700  Canon, Inc.                              471,158             778,050
	20,000  Fuji Photo Film Ltd.                     520,442             807,500
	 1,900  Hitachi, Ltd.                            175,824             214,700
	 3,100  Ito Yokado, Ltd.                         651,094             720,750
	11,000  Sony Corp.                               618,047             968,000
	11,500  Toyota Motor Corp.                       554,783             681,375
						       2,991,348           4,170,375
NETHERLANDS - 3.44%
	 2,700  Akzo N.V.                                127,888             186,638
	 5,730  Koninklijke Ahold N.V.                   138,668             487,408
	18,000  Polygram N.V.                            842,752             968,625
						       1,109,308           1,642,671
NORWAY   -  0.40%
	 3,555  Norsk Hydro A.S.                         103,090             192,637
SPAIN    -  3.13%
	21,000  Repsol S.A.                              704,196             891,187
	 7,000  Telefonica De Espana S. A.               321,615             603,750
						       1,025,811           1,494,937
SWEDEN   -  4.01%
	 8,600  Aktiebolaget Electrolux                  373,250             624,575
	26,000  Ericsson (L.M.) Telephone Co. Cl. B      375,143           1,023,750
	12,500  Svenska Cellulosa Aktiebol**             224,207             265,926
							 972,600           1,914,251
SWITZERLAND - 3.67%
	 4,280  ABB A.G.                                 399,565             648,818
	 8,650  Nestle S.A.                              362,400             571,386
	 6,613  Novartis A. G.                           172,815             529,367
							 934,780           1,749,571
UNITED KINGDOM - 15.60%
	40,000  Bass Public Ltd. Co.                     894,599             985,000
	22,969  Cadbury Schweppes Ltd. PLC               687,608             841,240
	14,200  Carlton Communications PLC               392,147             610,600
	18,495  Grand Metropolitan Ltd. PLC              504,562             724,773
	15,200  Reuters Holdings PLC                     863,250             957,600
	60,610  Royal Bank of Scotland PLC**             497,727             566,904
	 9,00   SmithKline Beecham PLC                   297,421             824,625
	 5,000  Unilever PLC                             424,340             580,937
	13,000  Vodafone Group                           370,326             629,687
	80,000  Waste Management International PLC*      701,789             730,000
						       5,633,769           7,451,366
UNITED STATES - 0.88%
	 8,000  Sprint Corp.**                           218,543             421,000

TOTAL COMMON STOCKS (ADR's) - 85.45%                  28,286,530          40,812,810

                                                                             Market
Face Amount     Description                              Cost                Value
SHORT-TERM CORPORATE NOTES  - 8.34%
$ 500,000 Abbott Laboratories, 5.46%,
   due July 14, 1997                                $    498,938        $    498,938
  500,000 American Tel. & Telegraph, 5.47%,
   due July 22, 1997                                     498,329             498,329
  500,000 Campbell Soup Co., 5.48%,
   due July 25, 1997                                     498,097             498,097
  500,000 du Pont (E.I.) de Nemours & Co.,
   5.47%, due July 29, 1997                              497,797             497,797
  500,000 Dun & Bradstreet Corp., 5.60%,
   due July 23, 1997                                     498,211             498,211
  500,000 Pacific Bell, 5.47%,
   due July 18, 1997                                     498,633             498,633
  500,000 Wisconsin Electric Power Co., 5.50%,
   due July 25, 1997                                     498,090             498,090
  500,000 Xerox Corp., 5.52%,
   due July 25, 1997                                     498,083             498,083
TOTAL SHORT-TERM CORPORATE NOTES - 8.34%               3,986,178           3,986,178

GOVERNMENT SPONSORED ENTERPRISES - 1.04%
  500,000 Federal National Mortgage Association,
   5.50%, due September 5, 1997                          494,882             494,882

REPURCHASE AGREEMENT - 0.85%
  405,000 Northern Trust Co., 5.80%, due
   July 1, 1997 (Collateralized by U.S.
   Treasury Notes, 5.625% due January 31, 1998)          405,000             405,000

TOTAL INVESTMENTS -  95.68%                         $ 33,172,590          45,698,870

Other assets less liabilities -4.32%                                       2,062,219

TOTAL NET ASSETS - 100.00%
  (equivalent to $16.00 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  2,984,637 shares outstanding)                                         $ 47,761,089

For federal income tax purposes, the identified cost of investments owned at June 30, 1997 was $33,172,590.
Net unrealized appreciation for federal income tax purposes was $12,526,280, which is comprised of unrealized appreciation of $12,606,207 and unrealized depreciation of $79,927.

ADR - American Depository Receipt
*Non-income producing security
**Non ADR

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 1997

ASSETS:
  Investment securities, at market value
   (identified cost $33,172,590)                    $ 45,698,870
  Cash                                                    24,331
  Dividends receivable                                    75,857
  Receivable for investment sold                       1,962,031
    Total assets                                      47,761,089

NET ASSETS                                          $ 47,761,089

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)       $ 34,452,936
  Accumulated undistributed income:
    Net investment income                                157,825
    Net realized gain on investment transactions         624,048
    Net unrealized appreciation on investments
     and translation of assets and liabilities in
     foreign currencies                               12,526,280

NET ASSETS APPLICABLE TO OUTSTANDING SHARES         $ 47,761,089

Capital shares, $1.00 par value
  Authorized                                          10,000,000
  Outstanding                                          2,984,637

NET ASSET VALUE PER SHARE                           $      16.00

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statement of Operations
Year Ended June 30, 1997

INVESTMENT INCOME:
  Income:
    Dividends                                       $    643,146
    Interest                                             483,826
						       1,126,972
  Expenses:
    Management fees                                      336,708
    Government fees                                       11,772
							 348,480
      Net investment income                              778,492

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY:
  Realized gain from investment and
    foreign currency transactions:
    Proceeds from sales of investments                 6,966,888
    Cost of investments sold                           6,188,327
      Net realized gain from investment
       and foreign currency transactions                 778,561

  Unrealized appreciation of investments and
    translation of assets and liabilities in
    foreign currencies:
    Beginning of year                                  4,021,776
    End of year                                       12,526,280
      Increase in net unrealized appreciation on
        investments and translation of assets and
        liabilities in foreign currencies              8,504,504
      Net realized and unrealized gain on
        investments and foreign currency               9,283,065
      Net increase in net assets resulting
        from operations                             $ 10,061,557

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

For the Year Ended June 30, 1997 and the Period of January 1, 1996 to June 30, 1996

						    July 1, 1996        January 1, 1996
                                                    to June 30,         to June 30,
						       1997                   1996
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                             $    778,492        $    336,121
  Net realized gain from investment and
    foreign currency transactions                        778,561             105,839
  Increase in net unrealized appreciation on
    investments and translation of assets and
    liabilities in foreign currencies                  8,504,504           1,724,420
    Net increase in net assets resulting
     from operations                                  10,061,557           2,166,380

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                (644,654)           (321,601)
  Net realized gain from investment transactions       (182,240)            (97,877)
  Decrease in net assets from distributions            (826,894)           (419,478)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,292,511 and 517,218 shares sold     17,963,717           6,520,012
  Net asset value of 35,885 and 20,521 shares issued
    for reinvestment of distributions                    525,289             264,093
                                                      18,489,006           6,784,105
  Cost of 714,440 and 133,153 shares redeemed       (10,542,570)         (1,704,205)
    Net increase in net assets from capital
      share transactions                               7,946,436           5,079,900
      Net increase in net assets                      17,181,099           6,826,802

NET ASSETS:
  Beginning of year                                   30,579,990          23,753,188
  End of year (including undistributed net
    investment income of $157,825 and $23,987,
    respectively)                                   $ 47,761,089        $ 30,579,990


*Distributions to shareholders:
   Income dividends per share                       $       0.21        $       0.14
   Capital gains distribution per share             $       0.07        $       0.04

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from change in the value of assets and liabilities, other than portfolio securities at the end of the reporting period, resulting from changes in the exchange rates.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1997 (excluding repurchase agreements and short-term securities), were as follows:

                             Other than
                          U.S. Government     U.S. Government
                             Securities          Securities

Purchases                  $ 13,871,352         $      -
Proceeds from sales           5,469,237           1,497,651

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                                     Year Ended                           Years Ended
                                                     June 30,    January 1, 1996 to       December 31,     September 14, 1993 to
                                                     1997         June 30, 1996**      1995        1994    December 31, 1993*
Net asset value, beginning of period                 $  12.90      $  12.08         $  10.84    $  10.68      $  10.13
  Income from investment operations:
    Net investment income                                0.26          0.14             0.22        0.17          0.03
    Net realized and unrealized gains
      on securities                                      3.12          0.86             1.36        0.23          0.55
  Total from investment operations                       3.38          1.00             1.58        0.40          0.58

Distributions from:
  Net investment income                                (0.21)         (0.14)          (0.22)      (0.17)        (0.03)
  Net realized gain on
    investment transactions                            (0.07)         (0.04)          (0.12)      (0.07)          -
  Total distributions                                  (0.28)         (0.18)          (0.34)      (0.24)        (0.03)

Net asset value, end of period                       $  16.00      $  12.90         $  12.08    $  10.84      $  10.68
Total return                                              26%           17%              15%          4%           21%



Ratios/Supplemental Data
Net assets, end of year (in millions)                $    48        $     31        $     24    $     18      $   6
Ratio of expenses to average net assets                0.86%           0.85%           0.85%       0.85%         0.85%
Ratio of net investment income to average net assets    1.93           2.40%           1.97%       1.87%         1.43%
Portfolio turnover rate                                  18%              5%             27%         24%            2%
Average commission rate***                           $ .0315        $  .0468              -           -             -

*The Fund was capitalized on March 5, 1993 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share.
Initial public offering was made on September 14, 1993, at which time net asset value was $10.13 per share.
Ratios for this initial period of operation are annualized.

**Ratios for this period of operation are annualized.

***For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of Scout WorldWide Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout WorldWide Fund, Inc., including the statement of net assets, as of June 30, 1997, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1997, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout WorldWide Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

                                                BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 22, 1997


This report has been prepared for the information of the Shareholders of Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


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BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
  Larry D. Armel
  William E. Hoffman, D.D.S.
  Eric T. Jager
  Stephen F. Rose
  Stuart Wien

Officers
  Larry D. Armel, President
  P. Bradley Adams, Vice President & Treasurer
  Elizabeth L. Allwood, Vice President
  Michael A. Brummel, Vice President
  Martin A. Cramer, Vice President & Secretary
  John G. Dyer, Vice President
  Constance E. Martin, Vice President

Investment Counsel
  UMB Bank, n.a., Kansas City, Missouri

Auditors
  Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
  Stradley, Ronon, Stevens & Young,
  Philadelphia, Pennsylvania
  John G. Dyer, Kansas City, Missouri

Custodian
  UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862
BOARD OF DIRECTORS
AND OFFICERS